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SUPPLEMENT, DATED MARCH 11, 2005
TO PROSPECTUS, DATED MAY 1, 2004

                            SUPPLEMENT TO PROSPECTUS
                    MUTUAL OF AMERICA INVESTMENT CORPORATION

NEW DISCLOSURE

The Investment Company's Board of Directors met on February 24, 2005 and authorized the following by unanimous vote:

- Subject to shareholder approval, a merger of the Short Term Bond Fund into the Mid Term Bond Fund, effective July 1, 2005. The Short Term Bond Fund and the Mid Term Bond Fund share the same manager, and have similar investment objectives and criteria and all fees are the same. The main difference between the two funds is that the Short Term Bond Fund's average maturity is 1-3 years, while that of the Mid Term Bond Fund is 3-7 years.

- Closing the Aggressive Equity Fund to new investments and transfers effective July 1, 2005, and, subject to any necessary shareholder approval, the possible restructuring of the Aggressive Equity Fund which could result in one or more new funds; a small cap value fund and a small cap growth fund. The two new funds would replicate the two portfolios that currently make up the Aggressive Equity Fund.

CHANGE TO PROSPECTUS

The references to "Mary E. Canning" on page 14 of the Prospectus as supplemented by Supplement dated December 6, 2004, under the headings, "All America Fund" and "Composite Fund" are deleted and the following is substituted in its place:

ALL AMERICA FUND:

The small cap growth segment of the Fund is managed by Stephen J. Rich with assistance from Eleanor Innes. Prior to joining the Adviser in February, 2004, Mr. Rich was a vice president and senior portfolio manager with J.P. Morgan Fleming Investment Management, Inc. He has approximately 14 years of investment experience. Ms. Innes joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 11 years of experience in the financial industry. The large cap value segment of the Fund also is managed by Mr. Rich, assisted by Ms. Innes.

COMPOSITE FUND:

The large cap core segment of the Adviser's portion of the actively managed assets of the Fund is managed by Stephen J. Rich with assistance from Eleanor Innes. Prior to joining the Adviser in February, 2004, Mr. Rich was a vice president and senior portfolio manager with J.P. Morgan Fleming Investment Management, Inc. He has approximately 14 years of investment experience. Ms. Innes joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 11 years of experience in the financial industry.

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You should keep this supplement to the Prospectus for future reference.